                                                                    Exhibit 99.1
BancorpRI
Bancorp Rhode Island, Inc.

For Immediate Release

Contacts:         Albert R. Rietheimer                      Marie T. van Luling
                  Chief Financial Officer                   Corporate Communications
                  (401) 456-5015 Ext. 1640                  (401) 456-5015 Ext. 1584

              BANCORP RHODE ISLAND, INC. ANNOUNCES RECORD QUARTERLY
                     EARNINGS OF $2.4 MILLION, UP 17 PERCENT

PROVIDENCE,  R.I.--(BUSINESS  WIRE)--April 19,  2005--Bancorp Rhode Island, Inc.
(NASDAQ:  BARI),  the parent  company of Bank Rhode Island,  announced  that its earnings  for  the  first  quarter  of  2005  reached  a  record  $2.4  million, representing  a 17 percent  increase  from the $2.1 million  earned in the first quarter of last year. The Company's  diluted earnings per share (EPS) were $0.57 for the first  quarter of 2005, up 16 percent from $0.49 in the first quarter of
2004.

The Bank's total  deposits were $901.1  million at the end of the first quarter, up 2 percent from $880.7 at the end of 2004.

Total  commercial  loans  outstanding  increased  slightly  during the  quarter, growing by $2.3  million or 1 percent  to reach  $405.0  million as of March 31.
Consumer loans outstanding increased 4 percent during the quarter,  growing from
$167.4 million on December 31 to $174.8 million as of March 31.

"We are pleased with the  earnings  strength we exhibited in what we regard as a relatively modest quarter for loan and deposit growth," said Merrill W. Sherman, president and CEO, Bancorp Rhode Island, Inc. "Credit quality remains strong and we look  forward to opening two new  branches  this  quarter,  one in Lincoln in early May and the other, in East Greenwich, later in June."

The  Company's  Board of Directors  approved a dividend of $0.15 per share.  The dividend will be paid on May 31, 2005 to shareholders of record on May 10, 2005.

                                    - more -

Bancorp Rhode Island,  Inc.  will host a conference  call at 10:00 a.m.  Eastern
Time tomorrow  (Wednesday,  April 20) to discuss its first quarter  earnings for
2005. The conference call can be accessed by dialing toll free (877) 407-9039.

Bancorp  Rhode  Island,  Inc.  is the parent  company of Bank  Rhode  Island,  a full-service,  FDIC-insured,  state-chartered  financial institution.  The Bank, headquartered  in Providence,  has 14 branches  located in Providence,  Kent and
Washington counties.

This  release may  contain  "forward-looking  statements"  within the meaning of section  21E  of  the  Securities  Exchange  Act  of  1934,  as  amended.  These forward-looking  statements  represent the  company's  present  expectations  or beliefs  concerning future events. The company cautions that such statements are necessarily  based on  certain  assumptions  which  are  subject  to  risks  and uncertainties,  including,  but not  limited  to,  changes in  general  economic conditions and changing  competition  which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's  filings with the  Securities  and Exchange
Commission.

                                      * * *

                           BANCORP RHODE ISLAND, INC.
                           Consolidated Balance Sheets

                                                                                     March 31,         December 31,
                                                                                       2005                2004
                                                                                  ----------------    ----------------
                                                                                             (In thousands)
ASSETS:
Cash and due from banks                                                           $       24,475      $      21,585
Overnight investments                                                                      6,780             14,094
                                                                                  ----------------    ----------------
                                                                                  ----------------    ----------------
         Total cash and cash equivalents                                                  31,255             35,679
Investment securities available for sale (amortized cost of $131,839 and
     $103,953 at March 31, 2005 and December 31, 2004, respectively)                     130,021            104,600
Mortgage-backed securities available for sale (amortized cost of $186,361
     and $159,581 at March 31, 2005 and December 31, 2004, respectively)                 184,518            159,946
Stock in Federal Home Loan Bank of Boston                                                 13,843             13,229
Loans and leases receivable:
     Commercial loans and leases                                                         405,043            402,770
     Residential mortgage loans                                                          326,579            316,135
     Consumer and other loans                                                            174,811            167,396
                                                                                  ----------------    ----------------
         Total loans and leases receivable                                               906,433            886,301
     Less allowance for loan and lease losses                                            (12,212)           (11,906)
                                                                                  ----------------    ----------------
         Net loans and leases receivable                                                 894,221            874,395
Premises and equipment, net                                                               12,106             11,857
Goodwill                                                                                  10,766             10,766
Accrued interest receivable                                                                6,246              5,666
Investment in bank-owned life insurance                                                   18,304             18,132
Prepaid expenses and other assets                                                          7,101              4,799
                                                                                  ----------------    ----------------
         Total assets                                                              $   1,308,381        $ 1,239,069
                                                                                  ================    ================

LIABILITIES:
Deposits:
     Demand deposit accounts                                                      $      174,750       $    167,682
     NOW accounts                                                                        101,269            108,159
     Money market accounts                                                                18,081             16,489
     Savings accounts                                                                    328,026            339,836
     Certificate of deposit accounts                                                     278,975            248,508
                                                                                  ----------------    ----------------
         Total deposits                                                                  901,101            880,674
Overnight and short-term borrowings                                                       24,255             18,050
Wholesale repurchase agreements                                                           19,880                 --
Federal Home Loan Bank of Boston borrowings                                              258,757            234,778
Subordinated deferrable interest debentures                                               18,558             18,558
Other liabilities                                                                          8,040              8,086
                                                                                  ----------------    ----------------
         Total liabilities                                                             1,230,591          1,160,146
                                                                                  ----------------    ----------------

SHAREHOLDERS' EQUITY:
Preferred stock, par value $0.01 per share, authorized 1,000,000 shares:
     Issued and outstanding:  none                                                           --                  --
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
     Issued and outstanding 4,019,329 shares and 4,010,554 shares,
     respectively                                                                             40                 40
Additional paid-in capital                                                                42,951             42,852
Retained earnings                                                                         37,178             35,373
Accumulated other comprehensive income, net                                               (2,379)               658
                                                                                  ----------------    ----------------
         Total shareholders' equity                                                       77,790             78,923
                                                                                   ---------------    ----------------
         Total liabilities and shareholders' equity                                $   1,308,381        $ 1,239,069
                                                                                  ================    ================

                           BANCORP RHODE ISLAND, INC.
                      Consolidated Statements of Operations

                                                                                             Three Months Ended
                                                                                                  March 31,
                                                                                  ------------------------------------------
                                                                                        2005                   2004
                                                                                 --------------------   --------------------
                                                                                     (In thousands, except per share data)
Interest and dividend income:
     Commercial loans                                                                 $    6,370         $    5,209
     Residential mortgage loans                                                            3,969              4,695
     Consumer and other loans                                                              2,186              1,429
     Mortgage-backed securities                                                            1,797              1,121
     Investment securities                                                                 1,237              1,096
     Overnight investments                                                                    56                 23
     Federal Home Loan Bank of Boston stock dividends                                        130                 51
                                                                                  -------------------   --------------------
         Total interest and dividend income                                               15,745             13,624
                                                                                 --------------------   --------------------
Interest expense:
     NOW accounts                                                                            177                377
     Money market accounts                                                                    55                 55
     Savings accounts                                                                      1,012                849
     Certificate of deposit accounts                                                       1,722              1,394
     Overnight and short-term borrowings                                                     115                 35
     Wholesale repurchase agreements                                                           8                 --
     Federal Home Loan Bank of Boston borrowings                                           1,988              1,753
     Subordinated deferrable interest debentures                                             297                219
                                                                                --------------------    --------------------

         Total interest expense                                                            5,374              4,682
                                                                                --------------------    --------------------
         Net interest income                                                              10,371              8,942
Provision for loan losses                                                                    300                300
                                                                                 -------------------    --------------------
         Net interest income after provision for loan losses                              10,071              8,642
                                                                                --------------------    --------------------
Noninterest income:
     Service charges on deposit accounts                                                   1,083              1,012
     Commissions on nondeposit investment products                                           200                178
     Income from bank owned life insurance                                                   171                165
     Loan related fees                                                                       283                109
     Commissions on loans originated for others                                               24                 17
     Gains on sales of investment securities                                                  --                197
     Loss on sales of mortgage-backed securities                                              (8)                --
     Other income                                                                            322                320
                                                                                -------------------     --------------------
         Total noninterest income                                                          2,075              1,998
                                                                                --------------------    --------------------
Noninterest expense:
     Salaries and employee benefits                                                        4,623              3,893
     Occupancy                                                                               732                680
     Equipment                                                                               399                386
     Data processing                                                                         752                670
     Marketing                                                                               321                355
     Professional services                                                                   488                285
     Loan servicing                                                                          227                278
     Loan workout and other real estate owned expense                                         11                 22
     Other expenses                                                                          959              1,006
                                                                                -------------------     --------------------
         Total noninterest expense                                                         8,512              7,575
                                                                                --------------------    --------------------
         Income before income taxes                                                        3,634              3,065
Income tax expense                                                                         1,227              1,001
                                                                                -------------------     --------------------
         Net income                                                              $         2,407        $     2,064
                                                                                 ====================   ====================

Per share data:

     Basic earnings per common share                                                $       0.60       $       0.52
     Diluted earnings per common share                                              $       0.57       $       0.49

     Average common shares outstanding - basic                                         4,009,464          3,946,668
     Average common shares outstanding - diluted                                       4,257,036          4,193,328

                           Bancorp Rhode Island, Inc.
                          Selected Financial Highlights

                                                                                      March 31,         December 31,
                                                                                         2005              2004
                                                                                  ---------------       --------------
                                                                               (Dollars in thousands, except per share data)

      Total Assets                                                              $      1,308,381    $     1,239,069
      Total Loans                                                                        906,433            886,301
      Nonperforming Loans                                                                  1,713                733
      Allowance for Loan Losses                                                           12,212             11,906
      Allowance to Nonperforming Loans                                                   712.90%           1624.28%
      Allowance to Total Loans                                                             1.35%              1.34%
      Total Deposits                                                                     901,101            880,674
      Total Shareholders' Equity                                                          77,790             78,923

      Book Value Per Share                                                               $ 19.35            $ 19.68
      Tangible Book Value Per Share                                                      $ 16.68            $ 16.99

                                                                                                Quarter Ended
                                                                                                  March 31,
                                                                                    --------------------------------------
                                                                                         2005               2004
                                                                                    ---------------     --------------
                                                                                 (Dollars in thousands, except per share data)

      Interest Income                                                           $         15,745    $        13,624
      Interest Expense                                                                     5,374              4,682
                                                                                  ---------------     --------------
        Net Interest Income                                                               10,371              8,942
      Provision for Loan Losses                                                              300                300
      Noninterest Income                                                                   2,075              1,998
      Noninterest Expense                                                                  8,512              7,575
                                                                                  ---------------     --------------
        Income Before Taxes                                                                3,634              3,065
      Income Taxes                                                                         1,227              1,001
                                                                                  ---------------     --------------
        Net Income                                                              $          2,407    $         2,064
                                                                                  ===============     ==============

      Data Per Common Share:

        Earnings Per Common Share - Basic                                       $           0.60    $          0.52

        Earnings Per Common Share - Diluted                                     $           0.57    $          0.49

        Average Common Shares Outstanding - Basic                                      4,009,464          3,946,668

        Average Common Shares Outstanding - Diluted                                    4,257,036          4,193,328

      Selected Operating Ratios:

        Net Interest Margin                                                                 3.52%              3.42%

        Return on Assets                                                                    0.78%              0.75%

        Return on Equity                                                                   12.34%             11.27%

        Efficiency Ratio (1)                                                               68.39%             69.24%

      (1)  Calculated by dividing total noninterest expenses by net interest income plus noninterest income.